Exhibit 23.1
------------


        DALE MATHESON     Partnership of:             Robert J. Burkart, Inc.
                                                      James F. Carr-Hilton, Ltd.
  CARR HILTON LABONTE     Alvin F. Dale, Ltd.         Peter J. Donaldson, Inc.
---------------------                                 Reginald J. LaBonte, Ltd.
CHARTERED ACCOUNTANTS     Robert J. Matheson, Inc.    Fraser G. Ross, Ltd.

--------------------------------------------------------------------------------



December 2, 2004



U.S. Securities and Exchange Commission
---------------------------------------
Division of Corporation Finance
450 Fifth St. N.W.
Washington DC 20549


Re: Fortune Partners, Inc. - Form SB-2 Registration Statement
-------------------------------------------------------------


Dear Sirs:

As chartered accountants, we hereby consent to the inclusion or incorporation by reference in this Form SB-2 Registration Statement dated December 2, 2004, of the following:

     o Our report to the Stockholders and Board of Directors of Fortune Partners, Inc. dated October 26, 2004 on the financial statements of the Company as at September 30, 2003 and for the period from August 26, 2004 (inception) to September 30, 2004.

In addition, we also consent to the reference to our firm included under the heading "Experts" in this Registration Statement.


Yours truly,

"Dale Matheson Carr-Hilton LaBonte"

Dale Matheson Carr-Hilton LaBonte
Chartered Accountants
Vancouver, British Columbia
















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